SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 4, 2009

SMSA Palestine Acquisition Corp.
(Exact name of registrant as specified in Charter)

Nevada	000-53343	26-2809270
(State of incorporation)	(Commission File No.)	(IRS Employee Identification No.)

Unit 30, Block 5, 17 Fang Cao Xi Yi Jie, Chengdu, Sichuan Province, China, 610000

(Address of Principal Executive Offices)

174 FM 1830, Argyle, TX 76226

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates”, “believes”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 4, 2009, we entered into a share purchase agreement, (the “Share Purchase Agreement”), with Yang Yongjie, a resident of the Peoples Republic of China (the “Purchaser”), pursuant to which the Purchaser acquired 4.5 million shares of our common stock for $4,500 or, $.001 per share. As a result of this transaction, 5,000,004 shares of our common stock are currently issued and outstanding.

The foregoing description of the terms of the Share Exchange Agreement is qualified in its entirety by reference to the provisions of the document filed as Exhibit 2.1 to this report, which is incorporated by reference herein.

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 4, 2009, we completed a stock sale transaction with the Purchaser pursuant to the Share Purchase Agreement.

Our current business plan is to develop the Chinese restaurant concept currently undertaken by Legend Restaurant Management, a Samoa corporation in which Purchaser owns an interest.

We have no capital and must depend on the Purchaser to provide us with the necessary funds to implement our business plan.

Employees

      We have no employees. Our president and sole director, Yang Yongjie, will be responsible for managing our administrative affairs, including our reporting obligations pursuant to the requirements of the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of November 4, 2009 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.

Name & Address of Beneficial Owner	Office, If Any	Title of Class	Amount & Nature of Beneficial Ownership	Percent of Class

Yang Yongjie Unit30, Block 5, 17 Fang Cao Xi Yi Jie, Chengdu, Sichuan Province, China, 610000	Chairman, President, Chief Financial Officer and Secretary	Common Stock $0.001 par value	4,500,000	90.0%

Halter Financial Investments, L.P. [1] 174 FM 1830 Argyle, TX, 76226	Common Stock $0.001 par value	400,000	8.0%

1 Halter Financial Investments, L.P., is a Texas limited partnership (“HFI”); TPH Capital, L.P. is a limited partner of HFI, and Timothy P. Halter is the sole member of TPH Capital GP, LLC, which is the sole general partner of TPH, L.P.; Bellfield Capital Partners, L.P. is a limited partner of HFI, and David Brigante is the sole member of Bellfield Capital Management, LLC, which is the sole general partner of Bellfield Capital Partners, L.P.; Colhurst Capital, L.P. is a limited partner of HFI, and George Diamond is the sole member of Colhurst Capital GP, LLC, which is the sole general partner of Colhurst Capital, L.P.; Rivergreen Capital, LLC is a limited partner of HFI, and Marat Rosenberg is the sole member.

Changes in Control

There are currently no arrangements which may result in a change in control of the Company.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

The following table sets forth the name and position of each of our current executive officers and directors.

Name	Age	Position

Yang Yongjie	43	Chairman, President, CEO, CFO and Secretary
Richard Crimmins	54	Director

Yang Yongjie has been our sole officer and director since November 4, 2009.

Yang Yongjie is responsible for our overall operations.

Yang Yongjie received a degree from the Medical College of Shanghai, Fudan University in 1984 and practiced medicine until 1992. From 1992- 1995 he acted as Sales Manager for Sichuan Elebacae Group. From 1995-2003 he served as General Manager and ultimately President of Cosmetic Company of Sichuan Elebacae Group. Mr. Yang currently serves as a director of Legend Restaurant Management, Ltd.

There are no other agreements or understandings for any of our executive officers or directors to resign at the request of another person and no officer or director is acting on behalf of any other person.

Directors are elected until their successors are duly elected and qualified.

Board Composition and Committees

Our board of directors is currently composed of two members. All actions of the board of directors require the approval of a majority of the directors in attendance at a meeting at which a quorum is present.

We currently do not have standing audit, nominating or compensation committees. Currently, our entire board of directors is responsible for the functions that would otherwise be handled by these committees.

To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings or claims that we believe will have a material adverse affect on our business, financial condition or operating results.

ITEM 5.01     CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 2.01 of this report, which disclosure is incorporated herein by reference.

As a result of the closing of the stock purchase transaction, the Purchaser now owns 90% of the total outstanding shares of our capital stock and 90% total voting power of all our outstanding voting securities.

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF  DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY                          ARRANGEMENTS OF CERTAIN OFFICERS

In connection with the closing of the exchange transaction on November 4, 2009, Richard Crimmins, our sole director and officer, submitted a resignation letter pursuant to which he resigned from all offices that he held effective immediately. The resignation of Mr. Crimmins is not in connection with any known disagreement with us on any matter.

For certain biographical and other information regarding the newly appointed officers and directors, see the disclosure under Item 2.01 of this report, which disclosure is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Filed herewith are the following exhibits:

Exhibit No.	Description
2.1	Share Purchase Agreement, dated November 4, 2009, between the Company and the Purchaser

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMSA Palestine Acquisition Corp.

By: /s/ Yang Yongjie

Yang Yongjie
President

Dated: November 4, 2009